EXHIBIT (21)

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES
Subsidiaries of the Registrant

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2011. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

AB Tudor Hellesens [Sweden]
Agile Pursuits Franchising, Inc. [Ohio]
Agile Pursuits, Inc. [Ohio]
An-Pro Company [Ohio]
Arbora & Ausonia, S.L. [Spain]
Arbora, S.A. [Spain]
Baryon, S. de R.L. de C.V. [Mexico]
Becruz, S.A. de C.V. [Mexico]
Braun (Shanghai) Co., Ltd. [China]
Braun (Shanghai) International Trading Co., Ltd. [China]
Braun GmbH [Germany]
Braun Oral-B Ireland Limited [Ireland]
Braun-Gillette Immobilien GmbH & Co. KG [Germany]
CAMADA Grundstücks-GmbH & Co. oHG [Germany]
Capella OOO [Russia]
Celtic Insurance Company, Inc. [Vermont]
Chemo Laboratories Manufacturing Sdn. Bhd. [Malaysia] (*)
China Battery Limited [Hong Kong]
Clairol Limited [U.K.] (*)
Compania Giva, S.A. [Delaware]
Compania Procter & Gamble Mexico, S. de R.L. de C.V. [Mexico]
Consumer Studies, Inc. [Massachusetts]
Corporativo Procter & Gamble, S. de R.L. de C.V. [Mexico]
Corpydes S.A. de C.V. [Mexico]
Cosmetic Products Pty. Ltd. [Australia]
Cosmetic Research Bureau, Inc. [Delaware]
Cosmetic Suppliers Pty. Ltd. [Australia]
Cosmopolitan Cosmetics K.K. [Japan]
Crest Toothpaste Inc. [Canada]
Decun, S. de R.L. de C.V. [Mexico]
Detergent Products B.V. [Netherlands ]
Detergent Products SARL [Switzerland] (*)
Duracell (1993) Ltd. [U.K.] (*)
Duracell (China) Ltd. [China]
Duracell Batteries B.V.B.A. [Belgium]
Duracell Batteries Ltd. [U.K.] (*)
Duracell do Brasil Industria e Comercio Ltda. [Brazil]
Eastern European Supply Company [Ukraine]
Escada Cosmetics Ltd. [Korea]
European Beauty Products (U.K.) Limited [U.K.] (*)
Explotadora de Inmuebles Magdalena, S.A. [Mexico]
Fameccanica Data S.p.A. [Italy]
Fameccanica Indùstria e Comèrcio Do Brasil LTDA. [Brazil]
Fameccanica Machinery (Shanghai) Co., Ltd. [China]
Fater S.p.A. [Italy]
FF Trademark, LLC [Delaware]
Foreign Company "Procter & Gamble" [Belarus]
Fountain Square Music Publishing Co., Inc. [Ohio]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2011. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

FPG Oleochemicals Sdn. Bhd. [Malaysia]
Frederic Fekkai & Co., LLC [Delaware]
Frederic Fekkai & Company (Soho), LLC [New York]
Frederic Fekkai (Mark NY), LLC [Delaware]
Frederic Fekkai Beverly Hills, LLC [Calfornia]
Frederic Fekkai Dallas, LLC [Delaware]
Frederic Fekkai Greenwich, LLC [Delaware]
Frederic Fekkai Las Vegas, LLC [Delaware]
Frederic Fekkai Melrose Place, LLC [California]
Frederic Fekkai New York, LLC [New York]
Frederic Fekkai NY II, LLC [Delaware]
Frederic Fekkai Palm Beach, LLC [Florida]
Frederic Holding Co. [Delaware]
Frederic, LLC [Delaware]
Fruehling Cosmetics Co. Ltd. [Thailand] (*)
Fujian Nanping Nanfu Battery Co., Ltd. [China]
Gala Cosmetics International Limited [U.K.]
Gillette (China) Ltd. [China]
Gillette (Shanghai) Ltd. [China]
Gillette (Shanghai) Sales Company Limited [China]
Gillette Aesop Ltd. [U.K.]
Gillette Australia Pty. Ltd. [Australia]
Gillette Canada Holdings, Inc. [Delaware]
Gillette Central Services Limited [U.K.]
Gillette China Investment, LLC [Delaware]
Gillette Commercial Operations North America [Massachusetts]
Gillette Czech and Ukraine Holding, LLC [Ohio]
Gillette de Mexico, Inc. [Delaware]
Gillette del Uruguay, S.A. [Uruguay]
Gillette Distribution Ltd. [Egypt]
Gillette Diversified Operations Pvt. Ltd. [India]
Gillette Egypt S.A.E. [Egypt]
Gillette European Services Centre Ltd. [U.K.]
Gillette GOK Holding LLC [Ohio]
Gillette Group UK Ltd [U.K.] (*)
Gillette Holding Company, Inc. [Delaware]
Gillette Holding GmbH [Germany]
Gillette India Limited [India]
Gillette Industries Ltd. [U.K.]
Gillette International B.V. [Netherlands ]
Gillette Latin America Holding B.V. [Netherlands ]
Gillette Management LLC [Delaware]
Gillette Nova Scotia Company [Canada]
Gillette Pakistan Limited [Pakistan]
Gillette Poland International sp. zo.o. [Poland]
Gillette Poland S.A. [Poland]
Gillette Products Private Limited [India]
Gillette Puerto Rico LLC [Puerto Rico]
Gillette Safety Razor Company [Massachusetts]
Gillette Sanayi ve Ticaret Ltd. Sti. [Turkey]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2011. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Gillette U.K. Limited [U.K.]
Giorgio Beverly Hills, Inc. [Delaware]
Global Business Services de Costa Rica Limitada [Costa Rica]
Graham Webb International, Inc. [Delaware]
Gresham Cosmetics Pty. Ltd. [Australia]
HDS Cosmetics Lab Inc. [Delaware]
Hyginett KFT [Hungary]
Iams Chile Ltda. [Chile]
Iams Europe B.V. [Netherlands ]
Iams Pet Food International N.V. [Netherlands ]
Industries Marocaines Modernes SA [Morocco]
Intpropco S.A. [Switzerland]
Laboratorios Vicks, S.L. [Spain]
Liberty Street Music Publishing Company, Inc. [Ohio]
Limited Liability Company 'Procter & Gamble Trading Ukraine' [Ukraine]
LLC "Procter & Gamble - Novomoskovsk" [Russia]
LLL "Procter & Gamble Distributorskaya Compania" [Russia]
LLL "Procter & Gamble Prestige Products" [Russia] (*)
Londa GmbH [Germany]
Londa Kosmetika OOO [Russia]
Londa Rothenkirchen Produktions GmbH [Germany]
Marcvenca Inversiones, C.A. [Venezuela]
MDVIP, Inc. [Delaware]
Metropolitan Cosmetics GmbH [Germany]
Mining Consultants (India) Private Ltd. [India]
Modern Industries Company - Dammam [Saudi Arabia]
Modern Products Company - Jeddah [Saudi Arabia]
Natura Pet Products, Inc. [Delaware]
Nexus Mercantile Private Ltd. [India]
Nioxin Management, Inc. [Georgia]
Nioxin Research Laboratories, Inc. [Georgia]
Noxell Corporation [Maryland]
Olay LLC [Puerto Rico]
Ondal France SARL [France]
Oral-B Laboratories Dublin LLC [Delaware]
Oral-B Laboratories Newbridge LLC [Delaware]
Oral-B Laboratories, G.P. [Delaware]
P&G Asia Investments, LLC [Ohio]
P&G Design Center Godo Kaisha [Japan]
P&G Distribution Morocco SAS [Morocco]
P&G Indochina [Vietnam]
P&G Industrial Peru S.R.L. [Peru]
P&G Innovation Godo Kaisha [Japan]
P&G Israel M.D.O. Ltd. [Israel]
P&G Japan Holdings Godo Kaisha [Japan]
P&G K.K. [Japan]
P&G Max Factor Godo Kaisha [Japan]
P&G Northeast Asia Pte. Ltd. [Singapore] (*)
P&G Prestige Products GmbH [Germany]
P&G Prestige Products Ltd. [U.K.]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2011. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

P&G Prestige Products N.V. [Belgium]
P&G Prestige Products Taiwan [Taiwan] (*)
P&G Prestige Products, Inc. [Connecticut]
P&G Prestige Service GmbH [Germany]
P&G South African Trading (Pty.) Ltd. [South Africa]
P&G-Clairol, Inc. [Delaware]
PADOS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Darmstadt KG [Germany]
Parfums Rochas S.A.S. [France]
Parkfin [U.K.]
PGIO S.A. Agencia en Chile [Chile]
Phase II Holdings Corporation [Philippines]
PPI ZAO [Russia]
PPS Hairwear Australia Pty. Ltd. [Australia]
Procter & Gamble (Chengdu) Ltd. [China]
Procter & Gamble (China) Ltd. [China]
Procter & Gamble (Egypt) Manufacturing Company [Egypt]
Procter & Gamble (Enterprise Fund) Limited [U.K.]
Procter & Gamble (Guangzhou) Ltd. [China]
Procter & Gamble (Health & Beauty Care) Limited [U.K.]
Procter & Gamble (Jiangsu) Ltd. [China]
Procter & Gamble (L&CP) Limited [U.K.]
Procter & Gamble (Malaysia) Sdn Bhd [Malaysia]
Procter & Gamble (Manufacturing) Ireland Limited [Ireland] (*)
Procter & Gamble (Shanghai) International Trade Company Ltd. [China]
Procter & Gamble (Singapore) Pte. Ltd. [Singapore]
Procter & Gamble Acquisition GmbH [Germany]
Procter & Gamble Albania Ltd. [Albania]
Procter & Gamble Algeria EURL [Algeria]
Procter & Gamble Amazon Holding B.V. [Netherlands ]
Procter & Gamble Amiens S.A.S. [France]
Procter & Gamble Argentina SRL [Argentina]
Procter & Gamble Asia Holding B.V. [Netherlands ]
Procter & Gamble Asia Pte. Ltd. [Philippines]
Procter & Gamble Asia Pte. Ltd. [Singapore] (*)
Procter & Gamble Australia Proprietary Limited [Australia]
Procter & Gamble Austria GmbH [Austria]
Procter & Gamble Azerbaijan Services LLC [Azerbaijan]
Procter & Gamble Bangladesh Private Ltd. [Bangladesh]
Procter & Gamble Blois S.A.S. [France]
Procter & Gamble Brazil Holdings B.V. [Netherlands ]
Procter & Gamble Bulgaria EOOD [Bulgaria]
Procter & Gamble Business Services Canada Company [Canada]
Procter & Gamble Canada Holding B.V. [Netherlands ]
Procter & Gamble Chile Holding Ltda. [Chile]
Procter & Gamble Chile Limitada [Chile]
Procter & Gamble Chile, Inc. [Ohio]
Procter & Gamble Colombia Ltda. [Colombia]
Procter & Gamble Commercial de Cuba, S.A. [Cuba]
Procter & Gamble Commercial LLC [Puerto Rico]
Procter & Gamble Czech Holding B.V. [Netherlands ]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2011. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Czech Republic s.r.o. [Czech Republic]
Procter & Gamble d.o.o. za trgovinu [Croatia]
Procter & Gamble Danmark ApS [Denmark]
Procter & Gamble Detergent (Beijing) Ltd. [China]
Procter & Gamble Development Co AG [Switzerland] (*)
Procter & Gamble Distributing (HK) Limited [Hong Kong] (*)
Procter & Gamble Distributing (Philippines) Inc. [Philippines]
Procter & Gamble Distributing New Zealand Limited [New Zealand]
Procter & Gamble Distribution Company (Europe) BVBA [Belgium]
Procter & Gamble Distribution S.R.L. [Romania]
Procter & Gamble do Brasil S/A [Brazil]
Procter & Gamble Do Brazil, Agencia en Chile [Chile]
Procter & Gamble do Brazil, LLC [Delaware] (*)
Procter & Gamble do Nordeste S/A [Brazil]
Procter & Gamble DS Polska Spolka z o.o. [Poland]
Procter & Gamble Eastern Europe, LLC [Ohio] (*)
Procter & Gamble Ecuador Cia. Ltda. [Ecuador]
Procter & Gamble Egypt [Egypt]
Procter & Gamble Egypt Distribution [Egypt]
Procter & Gamble Egypt Holding [Egypt]
Procter & Gamble Egypt Supplies [Egypt]
Procter & Gamble Energy Company LLC [Ohio]
Procter & Gamble Espana S.A. [Spain]
Procter & Gamble Eurocor N.V. [Belgium]
Procter & Gamble Europe BVBA [Belgium]
Procter & Gamble Europe SA [Switzerland]
Procter & Gamble Export Operations SARL [Switzerland] (*)
Procter & Gamble Exports, S. de R.L. [Panama]
Procter & Gamble Far East, Inc. [Ohio]
Procter & Gamble Finance (U.K.) Ltd. [U.K.]
Procter & Gamble Financial Services SARL [Luxembourg]
Procter & Gamble Finland OY [Finland]
Procter & Gamble France S.A.S. [France]
Procter & Gamble Germany GmbH [Germany]
Procter & Gamble Germany GmbH & Co. Operations oHG [Germany]
Procter & Gamble GmbH [Germany]
Procter & Gamble Grundstucks-und Vermogensverwaltungs GmbH & Co. KG [Germany]
Procter & Gamble Gulf FZE [United Arab Emirates]
Procter & Gamble Hair Care, LLC [Delaware]
Procter & Gamble Hellas Ltd. [Greece]
Procter & Gamble Holding (HK) Limited [Hong Kong]
Procter & Gamble Holding (Thailand) Limited [Thailand]
Procter & Gamble Holding France S.A.S. [France]
Procter & Gamble Holding GmbH [Germany]
Procter & Gamble Holding S.r.l. [Italy]
Procter & Gamble Holdings (UK) Ltd. [U.K.]
Procter & Gamble Home Products Limited [India]
Procter & Gamble Hong Kong Limited [Hong Kong] (*)
Procter & Gamble Hungary Wholesale Trading Partnership (KKT) [Hungary]
Procter & Gamble Hygiene & Health Care Limited [India]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2011. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Inc. [Canada]
Procter & Gamble India Holdings B.V. [Netherlands ]
Procter & Gamble India Holdings, Inc. [Ohio]
Procter & Gamble Industrial Colombia Ltda. [Colombia]
Procter & Gamble Industrial de Guatemala, S.A. [Guatemala]
Procter & Gamble Industrial e Comercial Ltda. [Brazil]
Procter & Gamble Industrial S.A. [Venezuela]
Procter & Gamble Interamericas de Costa Rica, Limitada [Costa Rica]
Procter & Gamble Interamericas de El Salvador, Limitada de Capital Variable [El Salvador]
Procter & Gamble Interamericas de Guatemala, Limitada [Guatemala]
Procter & Gamble Interamericas de Panama, S. de R.L. [Panama]
Procter & Gamble International Finance Funding General Management S.a.r.l. [Luxembourg] (*)
Procter & Gamble International Funding SCA [Luxembourg]
Procter & Gamble International Operations Pte. Ltd. [Singapore]
Procter & Gamble International Operations S.A. [Switzerland]
Procter & Gamble International S.a.r.l. [Luxembourg]
Procter & Gamble Investment Company (UK) Ltd. [U.K.]
Procter & Gamble Investment GmbH [Germany]
Procter & Gamble Italia, S.p.A. [Italy]
Procter & Gamble Japan K.K. [Japan]
Procter & Gamble Kazakhstan LLP [Kazakhstan]
Procter & Gamble Korea IE, Co. [Korea]
Procter & Gamble Korea Inc. [Korea]
Procter & Gamble Korea S&D Co. [Korea]
Procter & Gamble Lanka Private Ltd. [Sri Lanka]
Procter & Gamble Leasing LLC [Ohio]
Procter & Gamble Levant S.A.L. [Lebanon]
Procter & Gamble Limited [U.K.]
Procter & Gamble Luxembourg Global S.a.r.l. [Luxembourg]
Procter & Gamble Manufactura, S. de R.L. de C.V. [Mexico]
Procter & Gamble Manufacturing (Thailand) Limited [Thailand]
Procter & Gamble Manufacturing (Tianjin) Co. Ltd. [China]
Procter & Gamble Manufacturing Belgium N.V. [Belgium]
Procter & Gamble Manufacturing Berlin GmbH [Germany]
Procter & Gamble Manufacturing Cologne GmbH [Germany]
Procter & Gamble Manufacturing GmbH [Germany]
Procter & Gamble Manufacturing SA [South Africa]
Procter & Gamble Manufacturing Ukraine [Ukraine]
Procter & Gamble Marketing & Commercial Activities d.o.o. Ljubljana [Slovenia]
Procter & Gamble Marketing and Services doo Beograd [Serbia and Montenegro]
Procter & Gamble Marketing DOOEL Skopje [Macedonia]
Procter & Gamble Marketing Romania SRL [Romania]
Procter & Gamble Maroc SA [Morocco]
Procter & Gamble Mataro, S.L. [Spain]
Procter & Gamble Mexico Holding B.V. [Netherlands ]
Procter & Gamble Moldova SRL [Moldova]
Procter & Gamble Nederland B.V. [Netherlands ]
Procter & Gamble Netherlands Services B.V. [Netherlands ]
Procter & Gamble Neuilly S.A.S. [France]
Procter & Gamble Nigeria Limited [Nigeria]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2011. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Nordic LLC [Ohio]
Procter & Gamble Norge AS [Norway]
"Procter & Gamble" O.O.O. [Russia]
Procter & Gamble Operations Polska-Spolka z o.o. [Poland]
Procter & Gamble Overseas India B.V. [Netherlands ]
Procter & Gamble Overseas Ltd. [U.K.]
Procter & Gamble Pakistan (Private) Limited [Pakistan]
Procter & Gamble Partnership LLP [U.K.]
Procter & Gamble Peru S.R.L. [Peru]
Procter & Gamble Pet Care (Australia) Pty. Ltd. [Australia]
Procter & Gamble Pharmaceuticals France SAS [France]
Procter & Gamble Philippines, Inc. [Philippines]
Procter & Gamble Polska-Spolka z o.o [Poland]
Procter & Gamble Porto - Fabricação De Produtos De Consumo, Sociedade Unipessoal Lda [Portugal]
Procter & Gamble Portugal - Produtos De Consumo, Higiene e Saúde S.A. [Portugal]
Procter & Gamble Prestige Products S.A. [Spain]
Procter & Gamble Prestige Products, S.A. [Portugal]
Procter & Gamble Product Supply (U.K.) Limited [U.K.]
Procter & Gamble Productions, Inc. [Ohio]
Procter & Gamble RHD, Inc. [Ohio]
Procter & Gamble RSC Regional Service Company Ltd. [Hungary]
Procter & Gamble S.r.l. [Italy]
Procter & Gamble Satis ve Dagitim Ltd. Sti. [Turkey]
Procter & Gamble Senegal S.a.r.l. [Senegal]
Procter & Gamble Service GmbH [Germany]
Procter & Gamble Services (Switzerland) SA [Switzerland]
Procter & Gamble Services Company N.V. [Belgium]
"Procter & Gamble Services Company" O.O.O. [Russia]
Procter & Gamble Services LT [Lithuania]
Procter & Gamble Services Ltd. [Kenya]
Procter & Gamble Servicse EESTI OU [Estonia]
Procter & Gamble Singapore Investment Pte. Ltd. [Singapore] (*)
Procter & Gamble South Africa Proprietary Limited [South Africa]
Procter & Gamble South America Holding B.V. [Netherlands ]
Procter & Gamble Sverige AB [Sweden]
Procter & Gamble Switzerland SARL [Switzerland]
Procter & Gamble Taiwan Limited [Taiwan]
Procter & Gamble Technical Centres Limited [U.K.]
Procter & Gamble Technology (Beijing) Co., Ltd. [China]
Procter & Gamble Trading (Thailand) Limited [Thailand]
Procter & Gamble Trgovaeko Drustvo d.o.o. Sarajevo [Bosnia]
Procter & Gamble Tuketim Mallari Sanayii A.S. [Turkey]
Procter & Gamble UK [U.K.]
Procter & Gamble UK Parent Company Ltd. [U.K.]
Procter & Gamble Ukraine [Ukraine]
Procter & Gamble Verwaltungs GmbH [Germany]
Procter & Gamble Vietnam Co. Ltd. [Vietnam]
Procter & Gamble, Spol. s.r.o. (Ltd.) [Slovak Republic]
Procter & Gamble-Rakona s.r.o. [Czech Republic]
Productos Cosmeticos, S.L. [Spain]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2011. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Professional Care Logistics, S.L. [Spain]
Progam Realty & Development Corporation [Philippines]
Promotora de Bienes y Valores, S. de R.L. de C.V. [Mexico]
PT Cosmopolitan Cosmetics [Indonesia]
PT Kosmindo [Indonesia]
PT Procter & Gamble Home Products Indonesia [Indonesia]
PT Procter & Gamble Operations Indonesia [Indonesia]
PUR Water Purification Products, Inc. [Ohio]
Redmond Products, Inc. [Minnesota]
Richardson-Vicks do Brasil Quimica e Farmacêutica Ltda [Brazil]
Richardson-Vicks Real Estate Inc. [Ohio]
Riverfront Music Publishing Co., Inc. [Ohio]
Rosemount LLC [Delaware] (*)
Russwell Ltd [Russia]
S.C. Detergenti S.A. [Romania]
S.P.F. Beaute SAS [France]
Scannon GmbH [Germany]
Scannon S.A.S. [France]
Sebastian Europe GmbH [Germany]
Series Acquisition B.V. [Netherlands ]
Series Overseas Investment, LLC [Delaware]
Shulton (Great Britain) Ltd. [U.K.] (*)
Shulton, Inc. [New Jersey]
SPD Development Company Limited [U.K.]
SPD Swiss Precision Diagnostics GmbH [Switzerland]
Surfac S.R.L. [Peru]
Sycamore Productions, Inc. [Ohio]
Tambrands Inc. [Delaware]
Tambrands Limited [U.K.] (*)
Tambrands Ukraine Ltd. [Ukraine]
TAOS - FL, LLC [Florida]
TAOS Retail, LLC [Delaware]
Temple Trees Impex & Investment Private Limited [India]
The Art of Shaving - FL, LLC [Florida]
The Dover Wipes Company [Ohio]
The Gillette Company [Delaware]
The Iams Company [Ohio]
The Procter & Gamble Distributing LLC [Delaware]
The Procter & Gamble GBS Company [Ohio]
The Procter & Gamble Global Finance Company [Ohio]
The Procter & Gamble International Insurance Company, Limited [Ireland] (*)
The Procter & Gamble Manufacturing Company [Ohio]
The Procter & Gamble Paper Products Company [Ohio]
The Procter & Gamble U.S. Business Services Company [Ohio]
The Wella Corporation [Delaware]
Vidal Sassoon (Shanghai) Academy [China]
Vidal Sassoon Co. [Ohio]
WEBA Betriebsrenten-Verwaltungsgesellschaft mbH [Germany]
Wella (U.K.) Ltd. [U.K.]
Wella (UK) Holdings Ltd. [U.K.]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2011. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Wella Beteiligungen GmbH [Switzerland] (*)
Wella Canada, Inc. [Canada]
Wella Colombiana Ltda. [Colombia]
Wella Cosmetics China Ltd. Co. [China]
Wella de México, S. de R.L. de C.V. [Mexico]
Wella France S.A.S. [France]
Wella GmbH [Germany]
Wella Grundstucks-und Vermogensverwaltungs AG & Co. KG [Germany]
Wella Hellas Ltd. [Greece]
Wella India Hair Cosmetics Private Limited [India]
Wella Intercosmetic GmbH [Germany]
Wella Kozmetik Sanayi ve Ticaret Limited [Turkey]
Wella Malaysia Sdn. Bhd. [Malaysia] (*)
Wella Management GmbH [Germany]
Wella Manufacturing GmbH [Germany]
Wella New Zealand [New Zealand]
Wella Philippines Inc. [Philippines]
Wella Taiwan Co. Ltd. [Taiwan] (*)
Wella Thailand Ltd. [Thailand]
Wella Trading (Thailand) Ltd. [Thailand] (*)
Wella Verwaltung GmbH [Germany] (*)
Zogi SRL [Italy]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name